SECOND AMENDMENT TO OFFICE LEASE BETWEEN
NORTHEDGE DEVELOPERS LLC AND TABLEAU SOFTWARE, INC.

THIS SECOND AMENDMENT TO OFFICE LEASE (“Amendment”) is entered into as of June 1, 2017, by and between NORTHEDGE DEVELOPERS LLC, as Landlord, and TABLEAU SOFTWARE, INC., as Tenant.
W I T N E S S E T H:
WHEREAS, the parties entered into an Office Lease dated July 2, 2015, covering certain premises and activities between the parties at the Northedge Building located at 1601 N. 34th Street, Seattle, Washington, as amended by that First Amendment to Office Lease Between Northedge Developers LLC and Tableau Software, Inc. dated January 18, 2017 (as amended, the “Lease”);
WHEREAS, the parties now wish to amend the Lease to confirm the rentable square footage of the Building and the Premises; and
WHEREAS, the Lease contains certain defined and capitalized terms, such terms as used below retain their meaning in this Amendment.
NOW THEREFORE, in consideration of their mutual promises, the parties hereby agree as follows:

1.	Section 1 of the Lease, Basic Provisions, Premises, is hereby deleted and replaced with the following:

203,350 rentable square feet on floors 1 to 4, as generally outlined on Exhibit A, consisting of all of the office space in the Building (the “Premises”), plus 1,788 square feet of terrace space (the “Terrace Space”). For purposes of Base Rent and Tenant’s Share, the Terrace Space shall be counted as rentable area, so that for all purposes under this Lease, Tenant’s office rentable area shall be 205,138 square feet.

Tenant shall also lease 1,426 square feet of “Storage Space” as available in below grade areas, for use for the storage of dry goods and not for occupancy or use as office space.

2.	Section 1 of the Lease, Basic Provisions, Tenant’s Share, is hereby deleted and replaced with the following:

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Tenant’s Share:	Tenant’s Building Share is 98%. Tenant’s Office Share is 100%. For purposes of this Lease, the total Building rentable square feet are 209,349.

3.	Section 1, Basic Provisions, Security Deposit, is hereby deleted and replaced with the following:

Security Deposit:	A cash deposit in the amount of $804,090.93 has been paid by Tenant. See Section 5.

4.	Landlord and Tenant agree that the Prepaid Rent under Section 4.1 of the Lease is $616,268.74, which amount has been received by Landlord.

5.
The antepenultimate and penultimate sentences of the first paragraph of Section 4.4 of the Lease are hereby replaced with the following: “The number set forth in the Basic Provisions shall be Tenant’s Share for all purposes under the Lease.”

The last sentence of the first paragraph of Section 4.4 of the Lease is hereby deleted.

6.
Landlord and Tenant agree that this Amendment reflects the final measurement of the Premises and Building and that Section 9 of Exhibit C is hereby deleted. Landlord and Tenant confirm that the Allowance is based upon the square feet for the Premises and Terrace Space in paragraph 1 above.

7.
As a result of the revisions to the Lease as provided in paragraphs 3 and 4 above, Landlord agrees to refund to Tenant the following amounts within ten (10) business days of the execution of this Amendment: (a) $10,399.11 of the amount previously paid towards its Security Deposit, (b) $13,341.51 of the amount previously paid towards its Prepaid Rent and (c) $222.00 of the amount paid as Storage Rent.

8.	This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

9.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

10.	Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

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11.
This Amendment may be signed in counterparts and all of such counterparts when properly executed by the appropriate parties thereto together shall serve as a fully executed document, binding upon the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and the year set forth above.
LANDLORD

NORTHEDGE DEVELOPERS LLC
A Delaware limited liability company

By:     Touchstone - URG Northedge LLC
A Washington limited liability company,
Its Administrative Member

By:	/s/ A-P Hurd
Name:	A-P Hurd
Its:	Authorized Representative

TENANT

TABLEAU SOFTWARE, INC.
A Delaware corporation

By:	/s/ Keenan M. Conder
Name:	Keenan M. Conder
Its:	EVP, General Counsel

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LANDLORD ACKNOWLEDGMENT:
STATE OF WASHINGTON    )
) ss.
COUNTY OF KING    )
I certify that I know or have satisfactory evidence that A-P Hurd is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Authorized Representative of NORTHEDGE DEVELOPERS LLC to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated: June 2, 2017

/s/ Angela S. Crouch Notary Public Print Name Angela S. Crouch My commission expires September 9, 2018
TENANT ACKNOWLEDGEMENT:

STATE OF WASHINGTON    )
) ss.
COUNTY OF KING    )
I certify that I know or have satisfactory evidence that Keenan Conder is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the EVP, General Counsel of TABLEAU SOFTWARE, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated: June 1, 2017

/s/ Jill E. Goffe Notary Public Print Name Jill E. Goffe My commission expires August 23, 2020

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